Exhibit 10.1

Execution Version

Waiver, Consent, Redemption and Amendment Agreement

March 26, 2019

WHEREAS, Highstar NGL Prism/IV-A Interco LLC, Highstar NGL Main Interco LLC, NGL CIV A, LLC and NGL Prism/IV-A Blocker LLC (collectively, the “Class A Preferred Unitholders”) collectively hold 100% of the issued and outstanding 10.75% Class A Convertible Preferred Units (the “Class A Preferred Units”) issued by NGL Energy Partners LP, a Delaware limited partnership (the “Partnership”);

WHEREAS, in connection with the Partnership’s Class C Preferred Units Offering (as defined below), the Partnership, NGL Energy Holdings LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and the Class A Preferred Unitholders desire to enter into this Waiver, Consent and Redemption Agreement (this “Agreement”);

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and the Class A Preferred Unitholders agree as follows:

SECTION 1.01                 Defined Terms.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Partnership Agreement (as defined below).

“Available Redemption Funds” means an amount equal to the sum of (i) the aggregate net proceeds received by the Partnership from the Class C Preferred Units Offering plus (ii) all amounts that, after the first closing of the Class C Preferred Units Offering and on or prior to the Class A Redemption Deadline, the Partnership may borrow under the Credit Agreement (in compliance with the terms and conditions thereof) for the purpose of purchasing or redeeming equity interests in the Partnership.

“Class A Redemption Deadline” means May 13, 2019.

“Class C Preferred Units” means Class C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests of the Partnership, to be issued pursuant to the Class C Preferred Units Offering.

“Class C Preferred Units Closing Deadline” means April 20, 2019.

“Class C Preferred Units Offering” means the Partnership’s proposed offering of an undetermined number of Class C Preferred Units, with such rights, preferences, privileges and powers as described in (i) the preliminary prospectus supplement relating to the Class C Preferred Units, as filed with the SEC on March 26, 2019 pursuant to Rule 424(b) of the rules and regulations promulgated under the Securities Act and (ii) the Partnership’s term sheet relating to the Class C Preferred Units filed with the SEC as a free writing prospectus.

“Credit Agreement” means the Amended and Restated Credit Agreement, dated as of February 14, 2017, by and among the Partnership, NGL Energy Operating LLC, as borrowers’ agent, the subsidiary borrowers party thereto, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank AG, New York Branch, as technical agent, and Deutsche Bank Trust Company Americas, as administrative agent and as collateral agent, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced (including by means of sales of debt securities to institutional investors) in whole or in part from time to time.

“Partnership Agreement” means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 13, 2017.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Warrants” means the 2016 Warrants issued by the Partnership and listed on Schedule A hereto.

SECTION 1.02                 Waiver and Consent with Respect to the Class C Preferred Units Offering.

Each of the Class A Preferred Unitholders, in its capacity as a Class A Preemptive Rights Holder, hereby waives any and all preemptive rights it may hold pursuant to Section 5.12(g) of the Partnership Agreement or Section 6 of the Warrants, in each case, solely with respect to, and consents to the amendment and restatement of the Partnership Agreement in connection with, the Class C Preferred Units Offering, all Class C Preferred Units issued pursuant thereto, and any common units representing limited partner interests of the Partnership issuable upon conversion of any Class C Preferred Units; provided, however, that this waiver and consent shall be null and void ab initio in the event the Class C Preferred Units are issued with an initial yield (based on the public offering price per Class C Preferred Unit and the applicable distribution rate in respect thereof) greater than 10%.

SECTION 1.03                 Redemption; Amendment to Warrants and Board Representation Agreement.

(a)           Subject to any existing limitations set forth in the Credit Agreement, the Partnership shall redeem the maximum amount of Class A Preferred Units that may be redeemed with the highest amount that does not exceed Available Redemption Funds.  Such redemption shall be (i) effected in accordance with Section 5.12(f) of the Partnership Agreement on a redemption date occurring not later than the Class A Redemption Deadline and (ii) at the redemption price and upon such other terms as required pursuant to the Partnership Agreement, as amended and restated to (1) establish the terms of the Class C Preferred Units and (2) effect the amendments described in Section 1.04 below.  If such redemption is of less than all the issued and outstanding Class A Preferred Units, such redemption shall be made on a pro rata basis based on the number of Class A Preferred Units held by each such holder immediately prior to such redemption.

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(b)           The Partnership and each Class A Preferred Unitholder that holds any Warrant agree that Section 3(a) of each such Warrant is hereby amended and restated in its entirety as follows (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted):

“(a)         Vesting and Exercise Procedure. Subject to Section 2, the Holder may purchase no more than one-third of the Warrant Units purchasable upon exercise of this Warrant from the First Vesting Date until the Second Vesting Date; the Holder may purchase no more than two-thirds of the Warrant Units purchasable upon exercise of this Warrant from the date after the First Vesting Date until the Third Vesting Date; the Holder may purchase all or any part of the Warrant Units purchasable upon exercise of this Warrant beginning on the earlier of: (i) the date following the Third Vesting Date, (ii) the redemption (or requirement of the Partnership to redeem) in full of ~~all~~ any of the issued and outstanding Preferred Units, (iii) the occurrence of a Change of Control (iv) the voluntary or involuntary dissolution, liquidation or winding-up of the Partnership.  The Holder may exercise this Warrant only upon:

(i)            surrender of this Warrant to the Partnership at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with an Exercise Agreement in the form attached hereto as Exhibit A (each, an “Exercise Agreement”), duly completed (including specifying the number of Warrant Units to be purchased) and executed; and

(ii)           payment to the Partnership of the Aggregate Exercise Price in accordance with Section 3(b).”

(c)           Each of the General Partner, the Partnership, the Class A Preferred Unitholders and Highstar Capital IV, L.P., a Delaware limited partnership (“Highstar”), agree that:

(i)            Section 1(c) of the Amended and Restated Board Representation and Observation Rights Agreement, dated as of June 24, 2016, entered into by and among the General Partner, the Partnership, those Class A Preferred Unitholders signatory thereto and Highstar, as amended to date (the “Board Representation Agreement”), is hereby amended and restated in its entirety as follows (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted):

(c)           The rights contained in this Section 1 shall immediately cease and terminate on the date (such date, the “Observation Rights Termination Date”) that the Purchaser Group Members no longer own, in the aggregate, either (i) at least 2.5% of the Partnership’s Outstanding Common Units (treating all Outstanding Preferred Units as having been converted at the Conversion Rate then in effect and all Warrants as having been exercised) or (ii) any of the Preferred Units originally issued pursuant to the Purchase Agreement. From and after the Observation Rights Termination Date, the rights of Highstar in this Section 1 shall cease.

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(ii)           Section 2(a) of the Board Representation Agreement is hereby amended and restated in its entirety as follows (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted):

(a)           During the period (the “Designation Period”) beginning on the Effective Date and ending on the date (the “Designation Rights Termination Date”) that the Purchaser Group Members no longer own, in the aggregate, either (i) at least 50% of the Preferred Units issued pursuant to the Purchase Agreement ~~or~~, (ii) at least 5% of the Partnership’s Common Units Outstanding as of the date of determination (treating all Outstanding Preferred Units as having been converted at the Conversion Rate (as defined in Amendment No. 5) in effect as of the date of determination and all Warrants as having been exercised as of the date of determination) or (iii) any of the Preferred Units originally issued pursuant to the Purchase Agreement, subject, in the case of clause (i), to adjustment for unit split, reverse split and similar transactions applicable to the Preferred Units, Highstar shall, in accordance with the terms of this Agreement and the GP LLC Agreement, as amended by the Third Amendment, be entitled and have the right (the “Board Designation Right”) to designate one natural person to serve on the Board (any such Director designated by Highstar, a “Highstar Designated Director”); provided, however, that such Highstar Designated Director shall, in the reasonable judgment of the General Partner, (i) have the requisite skill and experience to serve as a director of a public company, (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the Securities and Exchange Commission (the “Commission”) or any national securities exchange on which the Partnership’s Common Units are then-listed or admitted to trading, and (iii) not be an employee or director of any Competitor (as defined in Amendment No. 5). If the General Partner determines in its reasonable judgment that a Highstar Designated Director does not meet one or more of the qualifications set forth in the immediately preceding sentence, the General Partner shall promptly deliver to Highstar a written statement (a “Qualification Statement”) describing the circumstances pursuant to which such Highstar Designated Director did not meet such qualifications.

(d)           The definition of “Piggyback Threshold Amount” in the Registration Rights Agreement, dated as of May 11, 2016, entered into by and among the Partnership, those Class A Preferred Unitholders signatory thereto, as amended to date (the “Registration Rights Agreement”), is hereby amended as follows (double underlining indicates new language and ~~strikethrough~~ indicates language that has been deleted):

“Piggyback Threshold Amount” means: (i) so long as the Purchasers (together with their respective Affiliates), hold any number of Preferred Units, any number of Registerable Securities and (ii) otherwise, $5 million.

(e)           The parties hereto agree to negotiate in good faith to effect any additional amendment to any of the Warrants, the Board Representation Agreement, the Registration Rights Agreement and/or the Partnership Agreement as is necessary or advisable so as to give effect to

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each of the amendments described in this Section 1.03, which additional amendment shall be effective as of the date first written above or any later date agreed to by the parties.

SECTION 1.04                 Consent.

Each of the Class A Preferred Unitholders hereby consents to such amendments to the Partnership Agreement as are necessary to provide for: (i) a decrease in the Class A Redemption Premium that would be paid upon a redemption of Class A Preferred Units occurring after on or after April 1, 2019 and on or prior to the Class A Redemption Deadline from 115% to 111.25% of the Class A Preferred Unit Price (provided that such decrease in the Class A Redemption Premium would not apply at any time a Payment Default has occurred and is continuing); and (ii) a redemption of all or less than all the issued and outstanding Class A Preferred Units in accordance with the Section 1.03 above.  The General Partner hereby confirms that it will consent to and effect the amendments to the Partnership Agreement described in this Section 1.04 on or before the Class A Redemption Deadline.

SECTION 1.05                 Termination.

This Agreement shall terminate and be null and void ab initio in its entirety in the event that the first closing of the Class C Preferred Units Offering fails to occur on or prior to the Class C Preferred Units Closing Deadline.

(Signature pages follow)

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IN WITNESS WHEREOF, each of the undersigned have executed this Agreement, effective as of the date first above written.

HIGHSTAR NGL PRISM/IV-A INTERCO LLC

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

[Signature Page to Waiver, Consent and Redemption Agreement]

HIGHSTAR NGL MAIN INTERCO LLC

By:	Highstar Capital GP IV, L.P.,
its manager

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

NGL CIV A, LLC

By:	Highstar Capital NGL Co-Invest Manager LLC,
its managing member

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

[Signature Page to Waiver, Consent and Redemption Agreement]

NGL PRISM/IV-A BLOCKER, LLC

By:	Highstar Capital GP IV, L.P.,
its managing member

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

Solely for the purposes of Section 1.03(b) hereof:

HIGHSTAR CAPITAL IV, L.P.

By:	Highstar Capital GP IV, L.P.,
its general partner

By:	Highstar Capital GP IV, LLC,
its general partner

By	/s/ Jared Parker
	Name:	Jared Parker
	Title:	Authorized Signatory

By	/s/ Emmett McCann
	Name:	Emmett McCann
	Title:	Authorized Signatory

[Signature Page to Waiver, Consent and Redemption Agreement]

NGL ENERGY PARTNERS LP
By:	NGL Energy Holdings LLC,
its general partner

By	/s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Executive Vice President and Chief Financial Officer

NGL ENERGY HOLDINGS LLC

By	s/ Robert W. Karlovich III
	Name:	Robert W. Karlovich III
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Waiver, Consent and Redemption Agreement]

SCHEDULE A

Warrants

1.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.: 003

2.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.:  004

3.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.:  007

4.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.:  008

5.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.:  009

6.                                      NGL Energy Partners LP, Warrant to Purchase Common Units, Warrant Certificate No.:  010